UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
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Soliciting Material under §240.14a-12

ONCONOVA THERAPEUTICS, INC.

(Name of Registrant as Specified In Its Charter)
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Onconova Therapeutics, Inc.
375 Pheasant Run
Newtown, PA 18940 USA
June 10, 2020
Dear Fellow Onconova Stockholder,
We cordially invite you to attend Onconova Therapeutics, Inc.’s (the “Company” or “Onconova”) Reconvened 2020 Annual Meeting of Stockholders to be held virtually at 10:30 a.m. Eastern Daylight Time on June 26, 2020 (the “Reconvened Annual Meeting”). The Reconvened Annual Meeting will focus on the proposal (“Proposal 7”) to approve an amendment to add 12.5 million shares to the Company’s 2018 Omnibus Incentive Compensation (the “2018 Plan”). The Reconvened Annual Meeting will be held via the Internet at www.virtualshareholdermeeting.com/ONTX2020 and instructions on how to participate and demonstrate proof of stock ownership are posted at www.virtualshareholdermeeting.com/ONTX2020 and on your proxy card.
At the time of the closing of the polls at the Company’s Annual Meeting held on May 27, 2020 (the “Annual Meeting”), votes in favor of Proposal 3, the proposal to add 25 million shares to the 2018 Plan, exceeded votes against. However, the Company subsequently learned from the Inspector of Election that additional votes had been cast but not tabulated, resulting in Proposal 3 not passing After considering feedback from stockholders, the Board of Directors approved Proposal 7 for stockholder consideration at the Reconvened Annual Meeting which is an Incentive Compensation Plan Amendment to add 12.5 million shares to the 2018 Plan, which represents a 50% decrease in the size of the requested increase in authorized shares at the Annual Meeting. The Board of Directors of the Company believes that the Incentive Compensation Plan Amendment is needed to enable the Company’s compensation program to remain competitive and enable the Company to attract and retain experienced, highly-qualified directors, employees, consultants and advisors who will contribute to the Company’s success; including leadership of a new commercial organization.
Based on stockholder feedback, if the Incentive Compensation Plan Amendment is approved by the stockholders, the Board of Directors also plans to have a portion of the incentive compensation awards be performance based that will vest based on performance criteria in order to align employee and stockholder interests. It is expected that a portion of near-term grants would vest based upon the Company’s clinical and regulatory progress.
BASED ON THE FOREGOING AND THE INFORMATION PROVIDED IN THE DEFINITIVE ADDITIONAL PROXY MATERIALS, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” AMENDMENT 2020-1 TO THE ONCONOVA THERAPEUTICS, INC. 2018 OMNIBUS INCENTIVE COMPENSATION PLAN, AS AMENDED AND RESTATED (PROPOSAL 7)
Based on feedback from stockholders, the Board of Directors expects it will withdraw Proposal 2, the proposal to combine outstanding shares of Onconova’s common stock into a lesser number of outstanding shares, or a “reverse stock split” at the Reconvened Annual Meeting. Onconova expects to defer any reverse stock split until topline data from its pivotal Phase 3 “INSPIRE” trial are announced (expected during the second half of 2020), or as required by Nasdaq. If the Company has not achieved compliance with Nasdaq’s minimum bid price rules by August 17, 2020, the Company expects it will request a 6-month extension from Nasdaq in order to regain compliance with these rules.
   375 Pheasant Runwww.onconova.comPhone: 267 759 3680
Newtown,PA
18940
                                                      Fax: 267 759 3681

No matter how many shares you own your vote is very important. Please cast your vote now using the enclosed proxy card or voting instruction form to vote by internet, phone or mail following the instructions printed on the card.
If you have any questions, or need assistance in voting, please contact the Company’s proxy solicitor MacKenzie Partners, Inc. toll-free at (800) 322-2885. Thank you for your attention to this important matter.
We appreciate your continued support of Onconova Therapeutics, and we wish you all the best during these challenging times.
Sincerely,
/s/ STEVEN M. FRUCHTMAN, M.D.

Steven M. Fruchtman, M.D.
President and Chief Executive Officer
   375 Pheasant Runwww.onconova.comPhone: 267 759 3680
Newtown,PA
18940
                                                      Fax: 267 759 3681
2

Onconova Therapeutics, Inc.
375 Pheasant Run
Newtown, PA 18940
Notice of Reconvened 2020 Annual Meeting of Stockholders
NOTICE IS HEREBY GIVEN that the Reconvened 2020 Annual Meeting (the “Reconvened Annual Meeting”) of Stockholders of Onconova Therapeutics, Inc., a Delaware corporation (the “Company”), will be held on:
Date:	June 26, 2020
Time:	10:30 a.m. Eastern Daylight Time
Place:	www.virtualshareholdermeeting.com/ONTX2020
Purposes:
2.
To consider and vote upon an amendment to our Tenth Amended and Restated Certificate of Incorporation, as amended, to combine outstanding shares of our common stock into a lesser number of outstanding shares, or a “reverse stock split”, by a ratio of not less than one-for-five and not more than one-for-twenty-five, with the exact ratio to be set within this range by our Board of Directors in its sole discretion;

7. To consider and vote upon Amendment 2020-1 to the 2018 Omnibus Incentive Compensation Plan, as amended and restated;

8.
To consider and vote upon a proposal to adjourn the Reconvened Annual Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Reconvened Annual Meeting to approve Proposal 7; and

9. To transact such other business as may properly come before the Reconvened Annual Meeting or any adjournments or postponements thereof.
Record Date:	The Board of Directors has fixed the close of business on March 30, 2020 as the record date for determining stockholders entitled to notice of, and to vote at, the Reconvened Annual Meeting or any adjournment or postponement thereof.
The Company has enclosed a copy of definitive additional proxy materials and the proxy card for the Reconvened Annual Meeting. The Company’s definitive proxy statement for the Reconvened Annual Meeting (the “Proxy Statement”) was filed with the Securities and Exchange Commission on April 23, 2020, and a copy of each of the Proxy Statement and annual report to stockholders for the year ended December 31, 2019 (the “Annual Report”) were previously mailed to stockholders on or about April 23, 2020. These definitive additional proxy materials, the proxy card for the Reconvened Annual Meeting, the Proxy Statement and the Annual Report are also available on the Company’s website at www.onconova.com.
Your vote is important. Whether or not you plan to attend the Reconvened Annual Meeting, we urge you to vote as soon as possible by submitting your proxy. You may vote your proxy three different ways: by mail, via the internet, or by telephone. You may also be entitled to vote in person (via the virtual meeting) at the Reconvened Annual Meeting. Please refer to detailed instructions included in the accompanying definitive additional proxy materials.
FOR THE BOARD OF DIRECTORS
/s/ STEVEN M. FRUCHTMAN, M.D.

Steven M. Fruchtman, M.D.
President and Chief Executive Officer
Newtown, PA
June 10, 2020

Onconova Therapeutics, Inc.
375 Pheasant Run
Newtown, PA 18940
SUPPLEMENTAL PROXY MATERIALS
RECONVENED ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 26, 2020
GENERAL INFORMATION
These definitive additional proxy materials are furnished to stockholders of Onconova Therapeutics, Inc., a Delaware corporation (“we,” “us,” or the “Company”), in connection with the solicitation by our Board of Directors of proxies for use at our Reconvened 2020 Annual Meeting of Stockholders (the “Reconvened Annual Meeting”) and should be reviewed in conjunction with the definitive proxy statement (the “Proxy Statement”) furnished to stockholders of the Company in connection with the Annual Meeting of Stockholders held on May 27, 2020 (the “Annual Meeting”). The information disclosed in these definitive additional proxy materials is limited to changes from the information disclosed in the Proxy Statement, and all information previously disclosed in the Proxy Statement and not supplemented or otherwise modified herein remains in effect. The Reconvened Annual Meeting is scheduled to be held at 10:30 a.m. Eastern Daylight Time on Friday, June 26, 2020, at a virtual location. We anticipate that these definitive additional proxy materials and the enclosed form of proxy will be mailed to stockholders on or about June 10, 2020.
At the Reconvened Annual Meeting, stockholders will be asked to consider and vote upon: (i) a proposal to amend our Tenth Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”) to combine outstanding shares of our common stock into a lesser number of outstanding shares, or a “reverse stock split”, by a ratio of not less than one-for-five and not more than one-for-twenty-five, with the exact ratio to be set within this range by our Board of Directors in its sole discretion (“Proposal 2”); (ii) a proposal to adopt and approve Amendment 2020-1 to the 2018 Omnibus Incentive Compensation Plan, as amended and restated (“Proposal 7”); (iii) a proposal to adjourn the Reconvened Annual Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Reconvened Annual Meeting to approve Proposal Seven (“Proposal 8”); and (iv) such other business as may properly come before the Reconvened Annual Meeting or any adjournments or postponements thereof.
Supplemental Voting Rights and Votes Required
The close of business on March 30, 2020 remains to be the record date for the determination of stockholders entitled to receive notice of and to vote at the Reconvened Annual Meeting.
Amendment 2020-1 to the 2018 Omnibus Incentive Compensation Plan, as Amended and Restated
The approval of Amendment 2020-1 to the 2018 Omnibus Incentive Compensation Plan, as amended and restated (the “2018 Plan”), requires the affirmative vote of a majority of the votes cast at the Reconvened Annual Meeting. With respect to this proposal, shareholders may (i) vote “For” the proposal, (ii) vote “Against” the proposal, or (iii) abstain from voting. Abstentions are not considered to be votes cast and will have no effect on the outcome of the vote. If you are a stockholder of record and you return your signed and dated proxy card without providing specific voting instructions on Amendment 2020-1 to the 2018 Plan proposal, or do not specify your vote on Amendment 2020-1 to the 2018 Plan proposal when voting using the telephone or internet, your shares will be voted “For” Amendment 2020-1 to the 2018 Plan proposal in accordance with the recommendations of the Board of Directors. If you are a stockholder of record and you fail to return your proxy card, or to vote at all using the telephone or internet, it will have no effect.
Approval of Amendment 2020-1 to the 2018 Plan is a non-routine matter and brokers do not have discretionary authority to vote on this matter. If you hold shares in a brokerage account and wish to vote those shares on this proposal, then you should instruct on how to vote the shares using the voting instructions provided. Broker non-votes will have no effect on the outcome of the proposal.

Adjournment Proposal
The affirmative vote of a majority of the votes cast is required to approve the proposal to adjourn the Reconvened Annual Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Reconvened Annual Meeting to approve Proposal 7. Abstentions are not considered to be votes cast and will have no effect on the outcome of the vote. If you are a stockholder of record and you return your signed and dated proxy card without providing specific voting instructions on the adjournment proposal, or do not specify your vote on the adjournment proposal when voting using the telephone or internet, your shares will be voted “For” the adjournment proposal in accordance with the recommendations of the Board of Directors. If you are a stockholder of record and you fail to return your proxy card, or to vote at all using the telephone or internet, it will have no effect.
We believe that the adjournment proposal is deemed to be a “routine” matter. Therefore, if you are a beneficial owner of shares registered in the name of your broker or other nominee and you fail to provide instructions to your broker or nominee as to how to vote your shares on the adjournment proposal, your broker or nominee will have the discretion to vote your shares on the adjournment proposal.
The Company’s Amended and Restated Bylaws also grant the Chairman of the Reconvened Annual Meeting the authority to adjourn such meeting to another time and place and, consequently, the Chairman may conclude to adjourn the Reconvened Annual Meeting to another time and place notwithstanding that the Company has not received sufficient votes to approve Proposal 8.
Solicitation of Proxies
Broadridge Financial Solutions (“Broadridge”) has been retained to act as inspector of elections at the Reconvened Annual Meeting. We will pay Broadridge $9,000 for these services.

PROPOSAL TWO
APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO COMBINE OUTSTANDING SHARES OF OUR COMMON STOCK INTO A LESSER NUMBER OF OUTSTANDING SHARES, OR A “REVERSE STOCK SPLIT,” BY A RATIO OF NOT LESS THAN ONE-FOR-FIVE AND NOT MORE THAN ONE-FOR-TWENTY-FIVE, WITH THE EXACT RATIO TO BE SET WITHIN THIS RANGE BY OUR BOARD OF DIRECTORS IN ITS SOLE DISCRETION
Introduction
At the Annual Meeting Proposal 2 was adjourned in order to enable the solicitation of stockholder votes to continue until the Reconvened Annual Meeting. Based on feedback from stockholders, the Board of Directors expects it will withdraw Proposal 2 at the Reconvened Annual Meeting. The Company expects to defer any reverse stock split until topline data from its pivotal Phase 3 “INSPIRE” trial are announced (expected during the second half of 2020), or as required by Nasdaq. If the Company has not achieved compliance with Nasdaq’s minimum bid price rules by August 17, 2020, the Company expects it will request a 6-month extension from Nasdaq in order to regain compliance with these rules.

PROPOSAL SEVEN
AMENDMENT 2020-1 TO THE 2018 OMNIBUS INCENTIVE COMPENSATION PLAN, AS AMENDED AND RESTATED
The Board of Directors is asking stockholders to approve Amendment 2020-1 (the “Amendment”) to the Onconova Therapeutics, Inc. 2018 Omnibus Incentive Compensation Plan, as amended and restated (the “2018 Plan”). On June 10, 2020, acting on the recommendation of our Compensation Committee (the “Compensation Committee”), the Board of Directors unanimously approved the Amendment, subject to stockholder approval and, accordingly, the Board of Directors directed that the Amendment be submitted to the Company’s stockholders for approval at the Reconvened Annual Meeting.
The Amendment is an amendment to the 2018 Plan, which was previously amended and restated effective June 17, 2019. The 2018 Plan replaced the Onconova Therapeutics, Inc. 2013 Equity Incentive Plan (the “2013 Plan”). No further awards have been or will be made under the 2013 Plan after the original effective date of the 2018 Plan (June 27, 2018). Awards granted under the 2013 Plan will continue in effect in accordance with the terms of the applicable award agreement and the terms of the 2013 Plan in effect when the awards were granted.
Stockholder approval of the Amendment is being sought in order to (i) meet NASDAQ listing requirements, and (ii) allow for incentive stock options to meet the requirements of the Internal Revenue Code of 1986, as amended (the “Code”). The 2018 Plan, as amended by the Amendment, will be referred to herein as the “Amended Plan.”
The principal changes made to the 2018 Plan pursuant to the Amendment are to:
•
Increase the number of shares of common stock reserved for issuance by an additional 12,500,000 shares.

•
Provide that the maximum number of shares of common stock for which any awards may be made to any employee (other than new hires, as described in the Amended Plan) or consultant or advisor in any calendar year will not exceed 2,500,000 shares, subject to adjustment described in the Amended Plan.

•
Update the definition of “change in control” under the Amended Plan such that a change in the majority of the Board of Directors to constitute a change in control will be based on the members of the Board of Directors as of the effective date of the Amendment, rather than the members of the Board of Directors on June 27, 2018, subject to the carve outs set forth in the Amended Plan.

The Amended Plan will enable the Company to continue its compensation program that is intended to attract, motivate and retain experienced, highly-qualified directors, employees, consultants and advisors of the Company who will contribute to the Company’s success, and will align the interests of the directors, employees, consultants and advisors of the Company with those of its stockholders through the ability to grant a variety of stock-based awards.
Based on stockholder feedback, if the Amendment is approved by the stockholders, the Board of Directors plans to have a portion of the incentive compensation awards be performance-based that will vest based on attainment of specified performance criteria in order to align employee and stockholder interests. It is expected that a portion of near-term grants would vest based upon the Company’s clinical and regulatory progress.
If the stockholders approve the Amendment, awards granted under the Amended Plan will be governed by the terms of the Amended Plan.
Determination of the Number of Shares Available for Awards under the Amended Plan
As of May 31, 2020, 8,291 shares remain available for grant under the 2018 Plan. The Board of Directors and the Compensation Committee believe that attracting and retaining employees, non-employee directors, and consultants and advisors of high quality has been and will continue to be essential to the

Company’s growth and success. Consistent with this view, the Board of Directors and its Compensation Committee believe that the number of shares currently available for issuance under the 2018 Plan is not sufficient for future grants in light of our compensation structure and strategy.
If this Proposal 7 is approved by our stockholders at the Reconvened Annual Meeting, subject to adjustments as described in the Amended Plan, the maximum aggregate number of shares of our common stock that may be issued under the Amended Plan with respect to awards made on and after June 26, 2020 will be 12,508,291, which is equal to the sum of (i) 12,500,000 shares of our common stock, plus (ii) 8,291 shares, which is the number of shares of our common stock reserved for issuance under the 2018 Plan that remained available as of May 31, 2020. In addition, subject to adjustments as described in the Amended Plan, shares of common stock subject to outstanding awards under the 2013 Plan and shares of common stock subject to outstanding awards under the 2018 Plan that terminate, expire, or are cancelled, forfeited, exchanged, or surrendered without having been exercised, vested, or paid in shares after May 31, 2020 will be available for issuance under the Amended Plan. The number in clause (ii) above will be reduced by any awards granted, if any, under the 2018 Plan between May 31, 2020 and the effective date of the Amendment.
In determining the number of shares to be authorized for issuance under the Amended Plan, the Board of Directors considered a number of factors, including the number of shares available under the 2018 Plan, our past share usage (burn rate), the number of shares needed for future awards, a dilution analysis, competitive data from relevant peer companies, the current and future accounting expenses associated with our equity award practices, and input from our stockholders.
Dilution Analysis
As of May 31, 2020, the Company’s capital structure consisted of 168,666,070 shares of common stock outstanding. As described above, 8,291 shares remain available for grant of awards under the 2018 Plan as of May 31, 2020. The proposed share authorization is a request for 12,500,000 new shares to be available for awards under the Amended Plan. The table below shows our potential dilution (referred to as “overhang”) levels based on our fully diluted shares of common stock and our request for 12,508,291 shares to be available for awards under the Amended Plan. The 12,500,000 new shares represent 6.86% of fully diluted shares of our common stock, including all shares that will be authorized under the Amended Plan, as described in the table below. The Board of Directors believes that this number of shares of common stock under the Amended Plan represents a reasonable amount of potential equity dilution, which will allow the Company to continue awarding equity awards, and that equity awards are an important component of the Company’s equity compensation program.
Potential Overhang with 12,500,000 Additional Shares
Stock Options Outstanding as of May 31, 2020(1)	1,045,893
Weighted Average Exercise Price of Stock Options Outstanding as of May 31, 2020	$24.55
Weighted Average Remaining Term of Stock Options Outstanding as of May 31, 2020	8.97 years
Total Equity Awards Outstanding as of May 31, 2020(1)	1,045,893
Shares Available for Grant under the 2018 Plan as of May 31, 2020	8,291
New Shares Requested under the Amended Plan	12,500,000
Total Shares Requested under the Amended Plan(2)	12,508,291
Total Potential Overhang under the Amended Plan (and the 2013 Plan)	13,554,184
Shares of Common Stock Outstanding as of May 31, 2020	168,666,070
Fully Diluted Shares of Common Stock(3)	182,220,254
Potential Dilution of 12,500,000 shares as a Percentage of Fully Diluted Shares of Common Stock	6.86%

(1)
Represents the number of outstanding stock options under the 2013 Plan and the 2018 Plan, which are the only type of awards outstanding under the 2013 Plan and 2018 Plan. No additional awards have been or will be made under the 2013 Plan after June 27, 2018. The number of shares subject to outstanding awards under the 2013 Plan and the 2018 Plan that could again become available under the Amended Plan is 1,045,893 shares, subject to adjustments as described in the Amended Plan. There are no awards outstanding under any plan, arrangement or agreement, other than the 2013 Plan and the 2018 Plan.
(2)
Total shares to be available under the Amended Plan will be reduced by the number of shares subject to any awards granted after May 31, 2020 under the 2018 Plan and prior to the effective date of the Amendment.

(3)
The Fully Diluted Shares of Common Stock in the foregoing table consist of the Shares of Common Stock Outstanding as of May 31, 2020, plus the Total Potential Overhang under the Amended Plan (and the 2013 Plan).

Based on our historic and projected future usage patterns, the Board of Directors estimates that the shares reserved under the Amended Pan will be sufficient to provide awards under the Amended Plan for approximately one to two years, although the number of awards granted for any year could vary as our Compensation Committee deems appropriate. This is only an estimate, and circumstances could cause the share reserve to be used more quickly or more slowly. These circumstances include, but are not limited to, the future price of our common stock, the mix of cash, options and full value awards provided as long-term incentive compensation, award amounts provided by our competitors, hiring activity, and promotions during the next few years.
Burn Rate
The table below sets forth the following information regarding the awards granted under the 2013 Plan and the 2018 Plan: (i) the burn rate for each of the last three calendar years and (ii) the average burn rate over the last three calendar years. The burn rate for a year has been calculated as follows:
(i)
all stock options granted in the applicable year, divided by

(ii)
the weighted average number of shares of common stock outstanding for the applicable year.

Burn Rate
Element	2019	2018	2017
Stock Options Granted	669,998	335,383	198,811
Weighted Average Shares of Common Stock Outstanding as of December 31	14,384,746	4,124,073	9,000,326
Burn Rate	4.66%	8.13%	2.21%
The burn rate means that the Company used an annual average of 5.00% of the weighted average shares outstanding for awards granted over the past three years under the 2013 Plan and the 2018 Plan.
The Board of Directors believes that the current number of shares that may be issued under the 2018 Plan is not sufficient in light of our compensation structure and strategy. Equity incentives form an integral part of the compensation paid to many of our employees, particularly those in positions of key importance. Equity incentives also are a major part of our non-employee director annual retainer compensation. The Board of Directors has concluded that our ability to attract, retain and motivate top quality employees, non-employee directors, and consultants and advisors is critical to our success and growth, and would be enhanced by our continued ability to grant awards under the Amended Plan. In addition, the Board of Directors believes that our interests and the interests of our stockholders will be advanced if the Company can continue to offer employees, non-employee directors and consultants and advisors the opportunity to acquire or increase their proprietary interests in the Company. The Board of Directors believes that adopting the Amended Plan will ensure that the Company continues to have a sufficient number of shares with which to achieve our compensation strategy and to allow for growth.
Summary of the Amended Plan
The material terms of the Amended Plan are summarized below. A copy of the full text of the Amendment is attached to these definitive additional proxy materials as Appendix C. A copy of the 2018

Plan was filed with the Proxy Statement filed with the Securities and Exchange Commission on April 29, 2019. This summary of the Amended Plan is not intended to be a complete description of the Amended Plan and is qualified in its entirety by the actual text of the Amendment and the 2018 Plan to which reference is made.
The purpose of the Amended Plan is to attract and retain employees, non-employee directors and consultants, and advisors. The Amended Plan provides for the issuance of incentive stock options, non-qualified stock options, stock awards, stock units, stock appreciation rights and other stock-based awards. The Amended Plan is intended to provide an incentive to participants to contribute to our economic success by aligning the economic interests of participants with those of our stockholders.
Administration
The Amended Plan will be administered by our Compensation Committee, and our Compensation Committee will determine all of the terms and conditions applicable to awards under the Amended Plan. Our Compensation Committee will also determine who will receive awards under the Amended Plan and the number of shares of common stock that will be subject to awards. Our Compensation Committee may delegate authority under the Amended Plan to one or more subcommittees as it deems appropriate. Our Compensation Committee will consist of “non-employee directors” as defined under Rule 16b-3 promulgated under the Exchange Act and “independent directors,” as determined in accordance with the independence standards established by the stock exchange on which our common stock is at the time primarily traded. Subject to compliance with applicable law and the applicable stock exchange rules, our Board of Directors, in its discretion, may perform any action of our Compensation Committee under the Amended Plan. Subject to compliance with applicable law and applicable stock exchange requirements, the Compensation Committee (or our Board of Directors or a subcommittee, as applicable) may delegate all or part of its authority to our Chief Executive Officer, as it deems appropriate, with respect to awards to employees or consultants or advisors who are not executive officers or directors under Section 16 of the Exchange Act. Our Compensation Committee, our Board of Directors, any subcommittee or the Chief Executive Officer, as applicable, that has authority with respect to a specific award will be referred to as “the committee” in this description of the Amended Plan.
Shares Subject to the Amended Plan
Subject to adjustment, the maximum aggregate number of shares of common stock that may be issued or transferred under the Amended Plan with respect to awards made on and after the effective date of the Amendment is 12,508,291 shares, which is equal to the sum of (i) 12,500,000 shares of our common stock, plus (ii) 8,291 shares, which is the number of shares of our common stock reserved for issuance under the 2018 Plan that remain available as of May 31, 2020. In addition, the number of shares of common stock subject to outstanding awards under the 2013 Plan and the 2018 Plan that terminate, expire, or are cancelled, forfeited, exchanged, or surrendered without having been exercised, vested, or paid in shares under the 2013 Plan or the 2018 Plan, as applicable, after May 31, 2020 will be available for issuance under the Amended Plan. The number in clause (ii) above will be reduced by any awards granted under the 2018 Plan between May 31, 2020 and the effective date of the Amendment.
If any options or stock appreciation rights, including outstanding options granted under our 2013 Plan or 2018 Plan, terminate, expire, or are canceled, forfeited, exchanged, or surrendered without having been exercised, or if any stock awards, stock units or other stock-based awards are forfeited, terminated, or otherwise not paid in full, the shares of our common stock subject to such awards will again be available for purposes of the Amended Plan. Shares of our common stock that are surrendered in payment of the exercise price of an option (including an option granted under the 2013 Plan) or a stock appreciation right will not be available for issuance under the Amended Plan. Shares of our common stock that are withheld in satisfaction of the withholding taxes, or surrendered for the payment of taxes, incurred in connection with the issuance, vesting or exercise of any award (including an option granted under the 2013 Plan), or the issuance of our common stock will not be available for issuance under the Amended Plan. When stock appreciation rights are granted, the full number of shares subject to the stock appreciation rights will be considered issued under the Amended Plan regardless of the number of shares issued upon exercise of the stock appreciation rights. If we repurchase shares of our common stock on the open market with the proceeds from the exercise price we receive from options (including options granted under the 2013 Plan), the repurchased shares will not be available for issuance under the Amended Plan. If any awards are paid in cash, and not in shares of our common stock, any shares of our common stock subject to such awards will also be available for future awards. In addition, shares of our common stock issued under awards made pursuant to assumption, substitution, or exchange of previously granted awards of a company that we acquire will not reduce the number of shares of our common stock available under the Amended Plan. Available shares under a stockholder approved plan of an acquired company may be used for awards under the Amended Plan and will not reduce the share reserve, subject to compliance with the applicable stock exchange requirements and the Code.
The maximum number of shares of our common stock that may be subject to option, stock appreciation right, stock award, stock unit and other stock-based awards made to any employee, consultant or advisor under the Amended Plan in any calendar year will not exceed 2,500,000 shares of our common stock in the aggregate, subject to adjustments as described below. For awards that are made to newly hired employees on around the date of hire, the limit applicable to employees as described in the preceding sentence is doubled such that the maximum number of shares of our common stock that may be subject to awards to a newly hired employee is 5,000,000 shares in the aggregate, subject to adjustments as described below. The maximum aggregate grant date value of shares of common stock subject to awards made to any non-employee member of our Board of Directors during any calendar year for services rendered as a non-employee director, including any cash fees earned for services rendered as a non-employee director during the calendar year, will not exceed $300,000 in total value. In determining this dollar limit, the value of awards will be calculated based on the grant date fair value of the awards for financial reporting purposes.
Adjustments
In connection with stock splits (reverse stock splits), stock dividends, recapitalizations, and certain other events affecting our common stock, the committee will make adjustments as it deems appropriate in the maximum number of shares of common stock reserved for issuance as awards or for which individuals may receive awards in any year; the number and kind of shares covered by outstanding awards; the kind of shares that may be issued or transferred under the Amended Plan; the price per share or market value of any outstanding awards; the exercise price of options; the base amount of stock appreciation rights; and the performance goals or other terms; and conditions as the committee deems appropriate.
Eligibility
All of our employees are eligible to receive awards under the Amended Plan. In addition, our non-employee directors and consultants or advisors who perform services for us may receive awards under the Amended Plan. Incentive stock options may be granted only to our employees.
As of May 31, 2020, approximately 22 employees, seven non-employee directors and 30 consultants and/or advisors (other than our non-employee directors) would be eligible to participate in the Amended Plan. The committee, in its discretion, selects the persons to whom awards may be granted, determines the type of awards, determines the times at which awards will be made, determines the number of shares subject to each such award (or the dollar value of certain performance awards), and determines the other terms and conditions relating to the awards. For this reason, it is not possible to determine the benefits or amounts that will be received by any particular person in the future. Because our executives and non-employee directors are eligible to receive awards under the Amended Plan, they may be deemed to have a personal interest in the approval of this Proposal 7.
Vesting
The committee determines the vesting and exercisability terms of awards granted under the Amended Plan. Awards granted under the Amended Plan shall include vesting schedules that provide that no portion of an award will vest earlier than one year from the date of grant. However, up to 5% of the shares reserved under the Amended Plan as of the effective date of the Amendment (subject to adjustment as set forth in the Amended Plan) may be granted without regard to this minimum vesting requirement. Except in connection with a change in control (in which case, awards will be treated as described below), the committee may accelerate vesting of any award in its discretion. Dividends and dividend equivalents granted in connection with any awards made under the Amended Plan will vest and be paid only if and to the extent the underlying awards vest and are paid.
At the committee’s discretion, performance objectives for awards may be based on the attainment of specified levels of one or more performance goals established by the committee. If the committee so determines, the vesting of any such award subject to performance objectives may be described in terms of company-wide objectives or objectives that are related to the performance of the individual participant or the subsidiary, division, department or function within the company or subsidiary in which the participant is employed. Performance objectives may be measured on an absolute or relative basis. Relative performance may be measured by a group of peer companies or by a financial market index. Performance objectives may include: specified levels of or increases in, our, a division’s or a subsidiary’s return on capital, equity or assets; earnings measures/ratios (on a gross, net, pre-tax or post-tax basis), including basic earnings per share, diluted earnings per share, total earnings, operating earnings, earnings growth, earnings before interest and taxes and earnings before interest, taxes, depreciation and amortization; net economic profit (which is operating earnings minus a charge to capital); net income; operating income; sales; sales growth; gross margin; direct margin; costs; share price (including but not limited to growth measures and total stockholder return); operating profit; per period or cumulative cash flow (including but not limited to operating cash flow and free cash flow) or cash flow return on investment (which equals net cash flow divided by total capital); inventory turns; financial return ratios; market share; balance sheet measurements such as receivable turnover; improvement in or attainment of expense levels; improvement in or attainment of working capital levels; debt reduction; strategic innovation; customer or employee satisfaction; the consummation of one or more acquisitions of a certain size as measured by one or more of the financial criteria listed above; individual objectives; regulatory body approval for commercialization of a product; implementation or completion of critical projects (including, but not limited to, milestones such as clinical trial enrollment targets, commencement of phases of clinical trials and completion of phases of clinical trials); and any combination of the foregoing.
Options
Under the Amended Plan, the committee will determine the exercise price of the options granted and may grant options to purchase shares of common stock in such amounts as it determines. The committee may grant options that are intended to qualify as incentive stock options under Section 422 of the Code, or non-qualified stock options, which are not intended to so qualify. Incentive stock options may only be granted to our employees. Anyone eligible to participate in the Amended Plan may receive a grant of non-qualified stock options. The exercise price of a stock option granted under the Amended Plan cannot be less than the fair market value of a share of our common stock on the date the option is granted. If an incentive stock option is granted to a 10% stockholder, the exercise price cannot be less than 110% of the fair market value of a share of our common stock on the date the option is granted. The aggregate number of shares of common stock that may be issued or transferred under the Amended Plan pursuant to incentive stock options under Section 422 of the Code granted on and after June 26, 2020 may not exceed 12,508,291 shares of common stock. The fair market value of our common stock is generally equal to the closing price for the common stock on the date the option is granted (or if there was no closing price on that date, on the last preceding date on which a closing price was reported).
The exercise price for any option is generally payable in cash. In certain circumstances as permitted by the committee, the exercise price may be paid by the surrender of shares of our common stock with an aggregate fair market value on the date the option is exercised equal to the exercise price; by payment through a broker in accordance with procedures established by the Federal Reserve Board; by withholding shares of common stock subject to the exercisable option which have a fair market value on the date of exercise equal to the aggregate exercise price; or by such other method as the committee approves.
The term of an option cannot exceed ten years from the date of grant, except that if an incentive stock option is granted to a 10% stockholder, the term cannot exceed five years from the date of grant. In the event that on the last day of the term of a non-qualified stock option, the exercise is prohibited by applicable law, including a prohibition on purchases or sales of our common stock under our insider trading policy, the term of the non-qualified option will be extended for a period of 30 days following the end of the legal prohibition, unless the committee determines otherwise.

Except as provided in the award agreement, an option may only be exercised while a participant is employed by or providing service to us. The committee will determine in the award agreement under what circumstances and during what time periods a participant may exercise an option after termination of employment.
Stock Appreciation Rights
Under the Amended Plan, the committee may grant stock appreciation rights, which may be granted separately or in tandem with any option. Stock appreciation rights granted with a non-qualified stock option may be granted either at the time the non-qualified stock option is granted or any time thereafter while the option remains outstanding. Stock appreciation rights granted with an incentive stock option may be granted only at the time the grant of the incentive stock option is made. The committee will establish the base amount of the stock appreciation right at the time the stock appreciation right is granted, which will be equal to or greater than the fair market value of a share of our common stock as of the date of grant.
If a stock appreciation right is granted in tandem with an option, the number of stock appreciation rights that are exercisable during a specified period will not exceed the number of shares of our common stock that the participant may purchase upon exercising the related option during such period. Upon exercising the related option, the related stock appreciation rights will terminate, and upon the exercise of a stock appreciation right, the related option will terminate, to the extent of an equal number of shares of our common stock. Generally, stock appreciation rights may only be exercised while the participant is employed by, or providing services to, us. When a participant exercises a stock appreciation right, the participant will receive the excess of the fair market value of the underlying common stock over the base amount of the stock appreciation right. The appreciation of a stock appreciation right will be paid in shares of our common stock, cash or both.
The term of a stock appreciation right cannot exceed ten years from the date of grant. In the event that on the last day of the term of a stock appreciation right, the exercise is prohibited by applicable law, including a prohibition on purchases or sales of our common stock under our insider trading policy, the term of the stock appreciation right will be extended for a period of 30 days following the end of the legal prohibition, unless the committee determines otherwise.
Stock Awards
Under the Amended Plan, the committee may grant stock awards. A stock award is an award of our common stock that may be subject to restrictions as the committee determines. The restrictions, if any, may lapse over a specified period of employment or based on the satisfaction of pre-established criteria, in installments or otherwise, as the committee may determine. Except to the extent restricted under the award agreement relating to the stock award, a participant will have all of the rights of a stockholder as to those shares, including the right to vote and the right to receive dividends or distributions on the shares; provided, however, that dividends with respect to stock awards shall vest and be paid if and to the extent that the underlying stock award vests and is paid. All unvested stock awards are forfeited if the participant’s employment or service is terminated for any reason, unless the committee determines otherwise.
Stock Units
Under the Amended Plan, the committee may grant restricted stock units to anyone eligible to participate in the Amended Plan. Restricted stock units are phantom units that represent shares of our common stock. Restricted stock units become payable on terms and conditions determined by the committee and will be payable in cash or shares of our stock as determined by the committee. All unvested restricted stock units are forfeited if the participant’s employment or service is terminated for any reason, unless the committee determines otherwise.
Other Stock-Based Awards
Under the Amended Plan, the committee may grant other types of awards that are based on, measured by, or payable to, anyone eligible to participate in the Amended Plan in shares of our common stock. The committee will determine the terms and conditions of such awards. Other stock-based awards may be payable in cash, shares of our common stock, or a combination of the two.

Dividend Equivalents
Under the Amended Plan, the committee may grant dividend equivalents in connection with awards of stock units or other stock-based awards made under the Amended Plan. Dividend equivalents entitle the participant to receive amounts equal to ordinary dividends that are paid on the shares underlying an award while the award is outstanding. Dividend equivalents may be paid in cash, in shares of our common stock, or in a combination of the two. The committee will determine the terms and conditions of the dividend equivalent awards, including whether the awards are payable upon the achievement of specific performance goals; provided, however, that dividend equivalents shall vest and be paid only if and to the extent that the underlying stock units or other stock-based awards vest and are paid. For the avoidance of doubt, no dividends or dividend equivalents will be granted with respect to stock options or stock appreciation rights.
Change in Control
If we experience a change in control where we are not the surviving corporation (or survive only as a subsidiary of another corporation), all outstanding awards that are not exercised or paid at the time of the change in control will be assumed by, or replaced with awards that have comparable terms by, the surviving corporation (or a parent or subsidiary of the surviving corporation). In the event that the surviving corporation (or a parent or subsidiary of the surviving corporation) does not assume or replace awards with grants that have comparable terms, outstanding options and stock appreciation rights will accelerate and become fully exercisable and the restrictions and conditions on outstanding stock awards, stock units, other stock-based awards and dividend equivalents immediately lapse, provided that if the vesting of any such awards is based, in whole or in part, on performance, such awards shall vest based on the greater of (i) actual performance as of the change in control or (ii) target performance, prorated based on the period elapsed between the beginning of the applicable performance period and the date of the change in control. At the committee’s discretion, if a participant incurs an involuntary termination of employment or service on or after a change in control, the participant’s outstanding awards may become vested, in whole or in part, as of the date of termination; provided that if the vesting of any such award is based, in whole or in part, on performance, such awards shall vest only based on the greater of (i) actual performance of the change in control or (ii) target performance, pro-rated based on the period elapsed between the beginning of the applicable performance period and the date of the termination.
If there is a change in control and all outstanding awards are not assumed by, or replaced with awards that have comparable terms by, the surviving corporation, the committee may take any of the following action without the consent of any participant:
•
pay participants, in an amount and form determined by the committee, in settlement of outstanding stock units, other stock-based awards or dividend equivalents;

•
require that participants surrender their outstanding stock options, stock appreciation rights or any other exercisable award, in exchange for a payment by us, in cash or shares of our common stock, equal to the difference between the exercise price and the fair market value of the underlying shares of common stock; provided, however, if the per share fair market value of the common stock does not exceed the per share stock option exercise price or stock appreciation right base amount, as applicable, we will not be required to make any payment to the participant upon surrender of the stock option or stock appreciation right; or

•
after giving participants an opportunity to exercise all of their outstanding stock options and stock appreciation rights, terminate any unexercised stock options and stock appreciation rights on the date determined by the committee.

In general terms, a change in control under the Amended Plan includes:
•
the acquisition, directly or indirectly, by a person of more than 50% of the combined voting power of our voting securities entitled to vote generally in the election of directors; provided, however, that the following acquisitions of voting securities shall not constitute a change in control: (a) any acquisition by or from us or any of our subsidiaries, or by any employee benefit plan (or related trust) sponsored or maintained by us or any of our subsidiaries, (b) any acquisition by any underwriter in any firm commitment underwriting of securities to be issued by us, or (c) any acquisition by any corporation (or other entity) if, immediately following such acquisition, 50% or more of the then outstanding shares of common stock (or other equity unit) of such corporation (or other entity) and the combined voting power of the then outstanding voting securities of such corporation (or other entity), are beneficially owned, directly or indirectly, by all or substantially all of the individuals or entities who, immediately prior to such acquisition, were the beneficial owners of our then outstanding shares of common stock and the voting securities in substantially the same proportions, respectively, as their ownership immediately prior to the acquisition of our stock and voting securities;
•
the consummation of the sale or other disposition of all or substantially all of our assets, other than to a wholly-owned subsidiary or to a holding company of which we are a direct or indirect wholly owned subsidiary prior to such transaction;

•
the consummation of a reorganization, merger or consolidation of our company, other than a reorganization, merger or consolidation which would result in our voting securities outstanding immediately prior to the transaction continuing to represent (whether by remaining outstanding or by being converted to voting securities of the surviving entity) 65% or more of the voting securities or the voting power of the voting securities of such surviving entity outstanding immediately after such transaction;

•
the consummation of a plan for our complete liquidation; or

•
the following individuals cease for any reason to constitute a majority of our Board of Directors: individuals who, as of the effective date of the Amendment, constitute our Board of Directors and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including, but not limited to, a consent solicitation relating to the election of our directors) whose appointment or election by the Board of Directors or nomination for election by our stockholders was approved and recommended by a vote of at least two-thirds of the directors then still in office who either were directors on the effective date of the Amendment or whose appointment, election or nomination for election was previously so approved or recommended.

Notwithstanding the above, in the case of a distribution under the Amended Plan of an amount which is subject to Section 409A of the Code, only an event which constitutes a “change in control event” as defined under Section 409A of the Code shall constitute a “change in control” for purposes of the payment provisions under the Amended Plan.
Deferrals
The committee may permit or require participants to defer receipt of the payment of cash or the delivery of shares of common stock that would otherwise be due to the participant in connection with an award under the Amended Plan. The committee will establish the rules and procedures applicable to any such deferrals, consistent with the requirements of Section 409A of the Code.
Withholding
All awards under the Amended Plan are subject to applicable U.S. federal (including FICA), state and local, foreign, or other tax withholding requirements. We may require participants or other persons receiving awards or exercising awards to pay an amount sufficient to satisfy such tax withholding requirements with respect to such awards, or we may deduct from other wages and compensation paid by us the amount of any withholding taxes due with respect to such award.
The committee may permit or require that our tax withholding obligation with respect to awards paid in our common stock will paid by having shares withheld up to an amount that does not exceed the participant’s applicable withholding tax rate for U.S. federal (including FICA), state and local, foreign, or other tax liabilities. In addition, the committee may, in its discretion, and subject to such rules as the committee may adopt, allow participants to elect to have such share withholding applied to all or a portion of the tax withholding obligation arising in connection with any particular award.

Transferability
Except as permitted by the committee with respect to non-qualified stock options, only a participant may exercise rights under an award during the participant’s lifetime. Upon death, the personal representative or other person entitled to succeed to the rights of the participant may exercise such rights. A participant cannot transfer those rights except by will or by the laws of descent and distribution or, with respect to awards other than incentive stock options, pursuant to a domestic relations order. The committee may provide in an award agreement that a participant may transfer non-qualified stock options to family members, or one or more trusts or other entities for the benefit of or owned by family members, consistent with applicable securities laws.
Amendment; Termination
Our Board of Directors may amend or terminate the Amended Plan at any time, except that our stockholders must approve an amendment if such approval is required in order to comply with the Code, applicable laws, or applicable stock exchange requirements. Unless terminated sooner by our Board of Directors or extended with stockholder approval, the Amended Plan will terminate on June 16, 2029.
Stockholder approval is required to amend the terms of outstanding options or stock appreciation rights to reduce the exercise price or base price of options or stock appreciation rights, respectively, cancel outstanding options or stock appreciation rights in exchange for options or stock appreciation rights with an exercise price or base price, as applicable, that is (1) less than the exercise price or base price of the original options or stock appreciation rights or (2) above the current stock price in exchange for cash or other securities. However, such stockholder approval is not required in connection with certain corporate transactions or other actions with respect to our securities, such as a stock split, extraordinary cash dividend, recapitalization, change in control, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares of our common stock.
Establishment of Sub-Plans
Our Board of Directors may, from time to time, establish one or more sub-plans under the Amended Plan to satisfy applicable blue sky, securities, or tax laws of various jurisdictions. Our Board of Directors may establish such sub-plans by adopting supplements to the Amended Plan setting forth limitations on the committee’s discretion and such additional terms and conditions not otherwise inconsistent with the Amended Plan as our Board of Directors will deem necessary or desirable. All such supplements will be deemed part of the Amended Plan, but each supplement will only apply to participants within the affected jurisdiction.
Clawback
Subject to applicable law, the committee may provide in any award agreement that if a participant breaches any restrictive covenant agreement between the participant and us, or otherwise engages in activities that constitute cause either while employed by, or providing services to, us or within the applicable period of time thereafter, all awards held by the participant will terminate, and we may rescind any exercise of an option or stock appreciation right and the vesting of any other award and delivery of shares upon such exercise or vesting, as applicable on such terms as the committee will determine, including the right to require that in the event of any rescission:
•
the participant must return the shares received upon the exercise of any option or stock appreciation right or the vesting and payment of any other awards; or

•
if the participant no longer owns the shares, the participant must pay to us the amount of any gain realized or payment received as a result of any sale or other disposition of the shares (if the participant transferred the shares by gift or without consideration, then the fair market value of the shares on the date of the breach of the restrictive covenant agreement or activity constituting cause), net of the price originally paid by the participant for the shares.

The committee may also provide for clawbacks pursuant to a clawback policy, which our Board of Directors may in the future adopt and amend from time to time. Payment by the participant will be made in such manner and on such terms and conditions as may be required by the committee. We will be entitled to set off against the amount of any such payment any amounts that we otherwise owe to the participant.

Federal Income Tax Consequences
The following discussion summarizes certain federal income tax considerations of awards under the Amended Plan. However, it does not purport to be complete and does not describe the state, local or foreign tax considerations or the consequences for any particular individual.
Stock Options. A participant does not realize ordinary income on the grant of a stock option. Upon exercise of a non-qualified stock option, the participant will realize ordinary income equal to the excess of the fair market value of the shares of common stock over the option exercise price. The cost basis of the shares acquired for capital gain treatment is their fair market value at the time of exercise. Upon exercise of an incentive stock option, the excess of the fair market value of the shares of common stock acquired over the option exercise price will be an item of tax preference to the participant, which may be subject to an alternative minimum tax for the year of exercise. If no disposition of the shares is made within two years from the date of granting of the incentive stock option or within one year after the transfer of the shares to the participant, the participant does not realize taxable income as a result of exercising the incentive stock option; the tax basis of the shares received for capital gain treatment is the option exercise price; any gain or loss realized on the sale of the shares is long-term capital gain or loss. If the participant disposes of the shares within the two-year or one-year periods referred to above, the participant will realize ordinary income at that time in an amount equal to the excess of the fair market value of the shares at the time of exercise (or the net proceeds of disposition, if less) over the option exercise price. For capital gain treatment on such a disposition, the tax basis of the shares will be their fair market value at the time of exercise.
Stock Appreciation Rights. No ordinary income will be realized by a participant in connection with the grant of a SAR. When the SAR is exercised, the participant will realize ordinary income in an amount equal to the sum of the amount of any cash received and the fair market value of the shares of common stock or other property received upon the exercise.
Restricted Stock, Performance and Restricted Stock Unit Awards. The participant will not realize ordinary income on the grant of a restricted stock award (or a performance award if the shares of common stock are issued on grant), but will realize ordinary income when the shares subject to the award become vested in an amount equal to the excess of (i) the fair market value of the shares on the vesting date over (ii) the purchase price, if any, paid for the shares. The participant may, however, elect under Section 83(b) of the Code to include as ordinary income in the year the shares are granted an amount equal to the excess of (i) the fair market value of the shares on the date of issuance, over (ii) the purchase price, if any, paid for the shares. If the Section 83(b) election is made, the participant will not realize any additional taxable income when the shares become vested.
The participant will not realize ordinary income on the grant of a restricted stock unit award (or a performance award under which shares of common stock are not issued on grant), but will realize ordinary income when the shares subject to the award are issued to the participant after they become vested. The amount of ordinary income will be equal to the excess of (i) the fair market value of the shares on the date they are issued over (ii) the purchase price, if any, paid for the award.
Upon disposition of shares of common stock acquired under a restricted stock award, performance award or restricted stock unit award, the participant will realize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for the shares plus any amount realized as ordinary income upon grant (or vesting) of the shares.
Company Tax Deduction
Prior to 2018, Section 162(m) of the Code imposed a $1 million limit on the amount a public company may deduct for compensation paid to a company’s chief executive officer or any of the company’s three other most highly compensated executive officers (other than the chief financial officer) who are employed as of the end of the year. This limitation did not apply to compensation that meets the tax code requirements for “qualified performance-based” compensation (i.e., compensation paid only if the individual’s performance meets pre-established objective goals based on performance criteria approved by stockholders, including stock options).
The performance-based compensation exemption and the exemption of the chief financial officer from Section 162(m)’s deduction limit have been repealed, among other changes, effective for taxable years beginning after December 31, 2017, such that awards paid to our covered executive officers (including our chief executive officer) in excess of $1 million will not be deductible in future years, unless it qualifies for transition relief applicable to certain arrangements that were in effect as of November 2, 2017 and are not materially modified thereafter.
While deductibility of executive compensation for federal income tax purposes is among the factors the committee considers when structuring our executive compensation arrangements, it is not the sole or primary factor considered. We retain the flexibility to authorize compensation that may not be deductible if we believe it is in the best interests of the Company.
New Plan Benefits under the Amended Plan
Future benefits under the Amended Plan generally will be granted at the discretion of the Compensation Committee and are therefore not currently determinable. As of June 9, 2020, the closing price of the common stock as reported on NASDAQ was $0.50 per share.
Vote Required for Approval
The affirmative vote of a majority of the votes cast by stockholders present, in person or by proxy, and entitled to vote at the Reconvened Annual Meeting, will be required to approve Amendment 2020-1 to the Company’s 2018 Omnibus Incentive Compensation Plan, as amended and restated.
Recommendation
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL TO APPROVE AMENDMENT 2020-1 TO THE 2018 OMNIBUS INCENTIVE
COMPENSATION PLAN, AS AMENDED AND RESTATED.

PROPOSAL EIGHT
TO ADJOURN THE RECONVENED ANNUAL MEETING, IF NECESSARY, TO SOLICIT
ADDITIONAL PROXIES IN THE EVENT THAT THERE ARE NOT SUFFICIENT VOTES AT THE
TIME OF THE RECONVENED ANNUAL MEETING TO APPROVE PROPOSAL SEVEN
If, at the time scheduled for the Reconvened Annual Meeting, there are not sufficient votes to approve Proposal 7, such proposals could not be approved unless the Reconvened Annual Meeting was adjourned to a later date in order to permit further solicitation of proxies. In order to allow those proxies that have been received by us at the time scheduled for the Reconvened Annual Meeting to be voted for adjournment, you are being asked to consider a proposal to approve the adjournment of the Reconvened Annual Meeting, if necessary, to permit further solicitation of proxies “FOR” the approval of Proposal 7.
If a quorum is present at the Reconvened Annual Meeting and it appears there are sufficient votes “FOR” the approval of Proposal 7, the chairman of the Reconvened Annual Meeting may determine that no action will be taken on the proposal to adjourn. The chairman of the Reconvened Annual Meeting may also determine that no action will be taken on the proposal to adjourn if the Board of Directors has determined at the time of the Reconvened Annual Meeting that no further solicitation of proxies would be undertaken.
Recommendation
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE PROPOSAL TO ADJOURN THE RECONVENED ANNUAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IN THE EVENT THAT THERE ARE NOT SUFFICIENT VOTES AT THE TIME OF THE RECONVENED ANNUAL MEETING TO APPROVE PROPOSAL 7.

OTHER MATTERS
Other Business
As of the date of these definitive additional proxy materials, our Board of Directors knows of no business to be presented at the Reconvened Annual Meeting other than as set forth herein. If other matters properly come before the Meeting, the persons named as proxies will vote on such matters in their discretion.
Householding of Reconvened Annual Meeting Materials
Certain banks, brokers, broker-dealers and other similar organizations acting as nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of these definitive additional proxy materials, the Proxy Statement and our Annual Report on Form 10-K may have been sent to multiple stockholders in your household. If you would prefer to receive separate copies of a proxy statement or Annual Report on Form 10-K for other stockholders in your household, either now or in the future, please contact your bank, broker, broker-dealer or other similar organization serving as your nominee. Upon written or oral request to our Secretary at Onconova Therapeutics, Inc., 375 Pheasant Run, Newtown PA 18940, or via telephone to our Corporate Secretary at 267-759-3680, we will promptly provide separate copies of our Annual Report on Form 10-K, these definitive additional proxy materials and/or the Proxy Statement. Stockholders sharing an address who are receiving multiple copies of our Annual Report on Form 10-K, these definitive additional proxy materials and/or the Proxy Statement, and who wish to receive a single copy of these materials in the future will need to contact their bank, broker, broker-dealer or other similar organization serving as their nominee to request that only a single copy of each document be mailed to all stockholders at the shared address in the future.
BY ORDER OF THE BOARD OF DIRECTORS
/s/ STEVEN M. FRUCHTMAN, M.D.

Steven M. Fruchtman, M.D.
President and Chief Executive Officer
Dated: June 10, 2020
IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING FORM OF PROXY IN THE ENCLOSED ENVELOPE.

Appendix C
ONCONOVA THERAPEUTICS, INC.
AMENDMENT NO. 2020-1 TO
2018 OMNIBUS INCENTIVE COMPENSATION PLAN,
AS AMENDED AND RESTATED, EFFECTIVE JUNE 17, 2019
June 10, 2020
WHEREAS, Onconova Therapeutics., a Delaware corporation (the “Company”), maintains the Onconova Therapeutics, Inc. 2018 Omnibus Incentive Compensation Plan, as amended and restated effective June 17, 2019 (the “Plan”), for the benefit of certain employees, consultants, advisors, and members of the Board of Directors of the Company (the “Board’);
WHEREAS, pursuant to Section 17(a) of the Plan, the Board may amend the Plan at any time, subject to stockholder approval if such stockholder approval is required to comply with the Internal Revenue Code of 1986, as amended, or other applicable law, or to comply with applicable stock exchange requirements; and
WHEREAS, the Board has approved this Amendment 2020-1 to the Plan, effective June 26, 2020, subject to approval by the Company’s stockholders.
NOW, THEREFORE, in accordance with the foregoing, the Plan shall be, and hereby is, amended, effective June 26, 2020, subject to approval by the Company’s stockholders, as follows:
1.
Section 1(f)(v) of the Plan is hereby deleted in its entirety and replaced with the following:

“(v)
the following individuals cease for any reason to constitute a majority of the Board: individuals who, as of the June 26, 2020 (“2020 Amendment Date”), constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including, but not limited to, a consent solicitation relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved and recommended by a vote of at least two-thirds of the directors then still in office who either were directors on the 2020 Amendment Date or whose appointment, election or nomination for election was previously so approved or recommended.”

2.
Section 3(b) of the Plan is hereby deleted in its entirety and replaced with the following:

“(b)
Minimum Vesting. Awards granted under the Plan shall include vesting schedules that provide that no portion of an Award will vest earlier than one year from the date of grant. However, subject to adjustments made in accordance with Section 4(e) below, up to five percent (5%) of the shares of Common Stock subject to the share reserve set forth in Section 4(a) as of the 2020 Amendment Date may be granted without regard to the minimum vesting requirement.”

3.
Section 4(a) of the Plan is hereby deleted in its entirety and replaced with the following:

“(a)
Shares Authorized. Subject to adjustment as described below in Sections 4(b) and 4(e), the maximum aggregate number of shares of Common Stock that may be issued or transferred under the Plan with respect to Awards made on and after the 2020 Amendment Date shall be 12,508,291 shares, which is equal to the sum of the following: (i) 12,500,000 shares of Common Stock, plus (ii) 8,291 shares, which is the number of shares of Common Stock reserved for issuance under the Plan that remain available for grant under the Plan as of May 31, 2020. In addition, and subject to adjustment as described below in Sections 4(b) and 4(e), shares of Common Stock subject to outstanding Awards granted under the Plan prior to May 31, 2020 and shares of Common Stock subject to outstanding grants under the Prior Plan that terminate, expire or are cancelled, forfeited, exchanged or surrendered without having been exercised, vested or paid in shares after May 31, 2020 shall be added to the share reserve under the Plan. The number of shares set forth in clause (ii) above will be reduced by the number of shares subject to Awards made under the Plan after May 31, 2020 and before the 2020 Amendment Date. The aggregate number of shares of Common Stock that may be issued or transferred under the Plan pursuant to Incentive Stock Options granted on and after the 2020 Amendment Date shall not exceed 12,508,291 shares of Common Stock.”

Appendix C-1

4.
Section 4(d)(i) of the Plan is hereby deleted in its entirety and replaced with the following:

“(i)
For Options, SARs, Stock Awards, Stock Units and Other Stock-Based Awards (whether payable in Common Stock, cash or a combination of the two), the maximum number of shares of Common Stock for which such Awards may be made to any Employee or Key Advisor in any calendar year shall not exceed 2,500,000 shares of Common Stock in the aggregate.”

5.
Except as modified herein, all provisions of the Plan shall remain in full force and effect.

Appendix C-2

ONCONOVA THERAPEUTICS, INC.
375 PHEASANT RUN
NEWTOWN, PA 18940

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Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 06/25/2020. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 0000000000000000

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KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

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The Board of Directors recommends you vote FOR proposals 7 and 8.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000470929_1 R1.0.1.18

111234567812345678123456781234567812345678123456781234567812345678NAMETHE COMPANY NAME INC. - COMMON 123,456,789,012.12345THE COMPANY NAME INC. - CLASS A 123,456,789,012.12345THE COMPANY NAME INC. - CLASS B 123,456,789,012.12345THE COMPANY NAME INC. - CLASS C 123,456,789,012.12345THE COMPANY NAME INC. - CLASS D 123,456,789,012.12345THE COMPANY NAME INC. - CLASS E 123,456,789,012.12345THE COMPANY NAME INC. - CLASS F 123,456,789,012.12345THE COMPANY NAME INC. - 401 K 123,456,789,012.12345→x02 0000000000JOB #1 OF 21 OF 2 PAGESHARESCUSIP #SEQUENCE #THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.KEEP THIS PORTION FOR YOUR RECORDSDETACH AND RETURN THIS PORTION ONLYTO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) DateCONTROL #SHARES0 0 00 0 00 0 00000470929_1 R1.0.1.18ONCONOVA THERAPEUTICS, INC.375 PHEASANT RUNNEWTOWN, PA 18940Investor Address Line 1Investor Address Line 2Investor Address Line 3Investor Address Line 4Investor Address Line 5John Sample1234 ANYWHERE STREETANY CITY, ON A1A 1A1Investor Address Line 1Investor Address Line 2Investor Address Line 3Investor Address Line 4Investor Address Line 5John Sample1234 ANYWHERE STREETANY CITY, ON A1A 1A1VOTE BY INTERNET - www.proxyvote.comUse the Internet to transmit your voting instructions and for electronic delivery ofinformation. Vote by 11:59 P.M. ET on 06/25/2020. Have your proxy card in hand whenyou access the web site and follow the instructions to obtain your records and to createan electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/ONTX2020You may attend the meeting via the Internet and vote during the meeting. Have theinformation that is printed in the box marked by the arrow available and follow theinstructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ETon 06/25/2020. Have your proxy card in hand when you call and then follow theinstructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we haveprovided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood,NY 11717.The Board of Directors recommends you vote FORproposals 7 and 8. For Against Abstain2. Proposal to amend our Certificate of Incorporation to combine outstanding shares of our common stock into alesser number of outstanding shares, or a "reverse stock split", by a ratio of not less than one-for-five andnot more than one-for-twenty-five, with the exact ratio to be set within this range by the Board of Directorsin its sole discretion.7. Proposal to approve Amendment 2020-01 to the 2018 Omnibus Incentive Compensation Plan, as amended andrestated.8. Proposal to adjourn the Reconvened Annual Meeting, if necessary, to solicit additional proxies in the eventthere are not sufficient votes at the time of the Reconvened Annual Meeting to approve proposal 7.NOTE: Such other business as may properly come before the meeting or any adjournment thereof.Please sign exactly as your name(s) appear(s) hereon. When signing asattorney, executor, administrator, or other fiduciary, please give fulltitle as such. Joint owners should each sign personally. All holders mustsign. If a corporation or partnership, please sign in full corporate orpartnership name, by authorized officer.

0000470929_2 R1.0.1.18Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Proxy Statement, Form 10-K is/are available atwww.proxyvote.comONCONOVA THERAPEUTICS, INC.Reconvened Annual Meeting of StockholdersFriday, June 26, 2020 10:30 AM EDTThis proxy is solicited by the Board of DirectorsThe stockholder(s) hereby appoint(s) Mark Guerin and Steven M. Fruchtman, or either of them, as proxies, eachwith the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated onthe reverse side of this ballot, all of the shares of common stock of ONCONOVA THERAPEUTICS, INC. that thestockholder(s) is/are entitled to vote at the Reconvened Annual Meeting of Stockholders to be held at 10:30 AM,EDT on Friday, June 26, 2020, via a live webcast at www.virtualshareholdermeeting.com/ONTX2020, and anyadjournment or postponement thereof.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction ismade, this proxy will be voted in accordance with the Board of Directors' recommendations.Continued and to be signed on reverse side